J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 25, 2013

to the Prospectuses dated July 1, 2013, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Core Plus Bond Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven Lear	2013	Managing Director
Mark Jackson	1996	Executive Director
Frederick Sabetta	2006	Managing Director
Richard Figuly	2006	Executive Director
Duane Huff	2009	Managing Director

In addition, the paragraphs entitled “Core Plus Bond Fund” in the section titled “The Funds’ Management and Administration—The Portfolio Managers” are hereby deleted in their entirety and replaced by the following:

Core Plus Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund consists of Steven S. Lear, Managing Director and CFA charterholder, Mark M. Jackson, Executive Director and CFA charterholder, Frederick A. Sabetta, Managing Director and CFA charterholder, Richard Figuly, Executive Director, and Duane Huff, Managing Director. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Lear is responsible for overseeing U.S. broad market strategies for the U.S. Macro Driven investment team. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities for seven years. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIM or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since November 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Huff was part of the portfolio management team for the Fund from November 2004 until February 2007 and rejoined the portfolio management team in June 2009. An employee of JPMIM or predecessor firms since 1996, Mr. Huff leads the Diversified Solutions

SUP-CPB-PM-913

investment team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff previously served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

Additional Portfolio Manager Changes. Duane Huff will be retiring from J.P. Morgan Investment Management Inc. (JPMIM) in March 2014. Mr. Huff will continue to serve on the portfolio management team of the Fund until March 1, 2014. J. Andrew Norelli, Managing Director, has joined the portfolio management team for the Fund and will replace Mr. Huff in the Fund’s Prospectuses effective March 1, 2014. Mr. Norelli is a portfolio manager working with Mr. Huff within the Diversified Solutions team for Global Fixed Income. In this role, Mr. Norelli is responsible for developing new products and managing diversified strategies, focusing on international developed markets, emerging markets, and macroeconomic strategy. Prior to joining JPMIM in 2012, Mr. Norelli spent over eleven years at Morgan Stanley where he most recently served as co-head of the firm’s emerging markets credit trading desk.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 25, 2013

to the Statement of Additional Information

dated July 1, 2013

Effective immediately, the portfolio managers’ information for the JPMorgan Core Plus Bond Fund in the section entitled “Portfolio Managers” of the Statement of Additional Information is hereby replaced with the following:

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by the portfolio managers as of February 28, 2013:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets $thousands)	Number of Accounts	Total Assets ($thousands)
Core Plus Bond Fund
Steven Lear*	2	$255,368	1	$33,802	22	$3,628,539
Mark M. Jackson	2	3,126,051	2	1,828,240	35	6,475,279
Frederick A. Sabetta	1	102,981	1	68,331	2034	5,301,591
Richard D. Figuly	6	13,959,743	2	860,921	38	13,185,560
Duane Huff	3	1,660,666	1	123,175	31	805,069

*	As of December 31, 2012.

The following table shows information on the other accounts managed by the portfolio managers that have advisory fees wholly or partly based on performance as of February 28, 2013:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Core Plus Bond Fund
Steven Lear*	0	$0	0	$0	1	$1,709,677
Mark M. Jackson	0	0	0	0	3	1,203,354
Frederick A. Sabetta	0	0	0	0	1	2,008
Richard D. Figuly	0	0	0	0	2	1,284,695
Duane Huff	0	0	0	0	0	0

*	As of December 31, 2012.

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Portfolio Managers — Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by the portfolio managers as of February 28, 2013.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Core Plus Bond Fund
Steven Lear*	X
Mark M. Jackson			X
Frederick A. Sabetta		X
Richard D. Figuly	X
Duane Huff				X

For a more complete discussion of the portfolio managers’ compensation, see the “Portfolio Manager Compensation” section in Part II of this SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE